UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_____________________________________________________________

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act Of 1934
Date of Report (Date of earliest event reported): August 6, 2014

GTT Communications, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35965	20-2096338
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7900 Tysons One Place Suite 1450 McLean, Virginia 22102
(Address of principal executive offices) (Zip Code)

(703) 442-5500
(Registrant's telephone number, including area code)

8484 Westpark Drive
Suite 720
McLean, VA 22102
(Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement

Second Amended and Restated Credit Agreement

On August 6, 2014, GTT Communications, Inc. (the "Company") and its domestic subsidiaries, Global Telecom & Technology Americas, Inc. ("GTTA"), WBS Connect LLC ("WBS"), PacketExchange (USA), Inc. ("PEUSA"), PacketExchange Inc. ("PEINC"), TEK Channel Consulting, LLC ("TEK"), GTT Global Telecom Government Services, LLC ("GTTG"), Communication Decisions-SNVC LLC ("CDS"), Core180, LLC ("Core180"), Electra Ltd. (Electra"), IDC Global, Inc. ("IDC"), nLayer Communications, Inc. ("Nlayer"), NT Network Services, LLC ("NT Network"), GTT 360, Inc. ("GTT 360"), and Wall Street Network Solutions, LLC ("WSNS" and together with the Company, GTTA, WBS, PEUSA, PEINC, TEK, GTTG, CDS, Core180, Electra, IDC, Nlayer, NT Network, and GTT 360, collectively, the “Borrowers”, and each a "Borrower", entered into a Second Amended and Restated Credit Agreement ("Second Amended Credit Agreement"), with each lender from time to time party thereto (collectively, the “Lenders” and individually, a “Lender”), Webster Bank N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”), Webster Bank, N.A., as sole and exclusive Lead Arranger, East West Bank and Fifth Third Bank as Co-Documentation Agents, Pacific Western Bank as Syndication Agent and Webster Bank, N.A., as L/C Issuer. The Second Amended Credit Agreement amends and restates that certain Amended and Restated Credit Agreement dated December 31, 2013 (as amended, the "Original Credit Agreement") by and among certain of the same parties.

The Second Amended Credit Agreement provides for a senior term loan, a revolving line of credit facility, a letter of credit facility, a delayed draw term facility and an uncommitted incremental credit facility, and is secured by substantially all of the Borrowers tangible and intangible assets. In addition, the obligations of the Borrowers are secured by a pledge of the equity interests of the domestic and no more than 65% of the equity interests of the first tier foreign subsidiaries of the Company, GTTA, and GTTG. The maturity of the loans under the Second Amended Credit Agreement were extended to August 6, 2019.

The material amendments to the Original Credit Agreement include the following:

(a)    increasing the maximum borrowings under the term loan facility to $110.0 million; and

(b)    increasing the maximum borrowings under the letter of credit facility to $7.5 million; and

(c)    the addition of a delayed draw term loan facility in the aggregate principal amount of $15.0 million; and

(d)    the addition of an uncommitted incremental credit facility in the form of term loans and revolving credit loans, in the aggregate principal amount not to exceed $30.0 million; and

(e)    the interest rate on the Second Amended Credit Agreement is a tiered pricing grid tied to our net leverage ratio with initial pricing of approximately 4.5% for LIBOR loans and 3.5% for Base Rate loans.

The foregoing description of the Second Amended Credit Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amended Credit Agreement, which is filed as Exhibit 10.1 to this Form 8-K and is incorporated herein by reference.

Warrant Purchase and Exercise Agreement

On August 6, 2014, in conjunction with the Second Amended Credit Agreement described above, the Company entered into a Warrant Purchase and Exercise Agreement with BIA Digital Partners SBIC II LP (“BIA”), BNY Mellon-Alcentra Mezzanine III, L.P. (“Alcentra”), Plexus Fund II, L.P. (“Plexus”, together with BIA and Alcentra, collectively, the "Sellers" and individually, a "Seller").

Under the Warrant Purchase and Exercise Agreement, the Sellers agreed to sell 1,172,080 of their outstanding Warrants (or 50% of the total outstanding warrants) to the Company for $9.5 million. In addition the Sellers agreed to exercise the remaining 1,172,080 warrants on a cash-less basis into 913,749 Common shares of the Company.

The Warrant Purchase and Exercise Agreement also provides that to the extent a Change of Control (as defined therein) occurs prior to August 6, 2015, the Company will be obligated to pay approximately $1.9 million in the aggregate to BIA, Alcentra, and Plexus.

The foregoing description of the Warrant Purchase and Exercise Agreement does not purport to be complete and is qualified in its entirety by reference to the Warrant Purchase and Exercise Agreement, which is filed as Exhibit 10.2 hereto and incorporated herein by reference.

Item 1.02.	Termination of a Material Definitive Agreement

Repayment of Mezzanine Note Holders

On August 6, 2014, the Company prepaid in full all indebtedness outstanding under its existing second lien credit facility with BIA Digital Partners SBIC II LP, Plexus Fund II, L.P., Plexus Fund III, L. P., Plexus Fund QP III, L.P. and Alcentra Capital Corporation, and terminated the collateral agreements related thereto, including under the Second Amended and Restated Note Purchase Agreement dated as of April 30, 2013, as amended, by and among the Company and certain of its domestic subsidiaries, which consisted of approximately $31.0 million in principal plus accrued and unpaid interest. The Company was required to pay a prepayment fee in connection with this repayment equal to approximately $0.3 million.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits
10.1
Second Amended and Restated Credit Agreement, dated August 6, 2014, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC., TEK Channel Consulting, LLC, GTT 360, Inc., and Wall Street Network Solutions, LLC, each lender from time to time party thereto, Webster Bank, N.A., as Administrative Agent for the lenders, Webster Bank, N.A., as sole and exclusive Lead Arranger, East West Bank and Fifth Third Bank as Co-Documentation Agents, Pacific Western Bank as Syndication Agent and Webster Bank, N.A., as L/C Issuer.

	10.2	Warrant Purchase and Exercise Agreement, dated August 6, 2014, by and among BIA Digital Partners SBIC II LP, BNY Mellon-Alcentra Mezzanine III, L.P., Plexus Fund II, L.P., and GTT Communications, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	August 12, 2014

GTT Communications, Inc.

		By:	/s/ Michael R. Bauer
Michael R. Bauer
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1
Second Amended and Restated Credit Agreement, dated August 6, 2014, by and among GTT Communications, Inc., Global Telecom & Technology Americas, Inc., GTT Global Telecom Government Services, LLC, WBS Connect LLC, PacketExchange (USA), Inc., PacketExchange Inc., Communication Decisions-SNVC, LLC, Core180, LLC, Electra Ltd., IDC Global, Inc., nLayer Communications, Inc., and NT Network Services, LLC., TEK Channel Consulting, LLC, GTT 360, Inc., and Wall Street Network Solutions, LLC, each lender from time to time party thereto, Webster Bank, N.A., as Administrative Agent for the lenders, Webster Bank, N.A., as sole and exclusive Lead Arranger, East West Bank and Fifth Third Bank as Co-Documentation Agents, Pacific Western Bank as Syndication Agent and Webster Bank, N.A., as L/C Issuer.

10.2	Warrant Purchase and Exercise Agreement, dated August 6, 2014, by and among BIA Digital Partners SBIC II LP, BNY Mellon-Alcentra Mezzanine III, L.P., Plexus Fund II, L.P., and GTT Communications, Inc.